ADMA BioCenters Receives FDA Approval for Third Plasma Collection Center

RAMSEY, NJ & MARIETTA, GA – October 3, 2018 – ADMA Biologics, Inc. (NASDAQ: ADMA) (“ADMA” or the “Company”), a vertically integrated commercial biopharmaceutical company that develops, manufactures and markets specialty plasma-based biologics for the treatment of Primary Immune Deficiency Disease (“PIDD”) and the prevention and treatment of certain infectious diseases, announces that the Company’s wholly-owned subsidiary, ADMA BioCenters, has received U.S. Food and Drug Administration (“FDA”) approval for its third plasma collection center, located at 166 Ernest W Barrett Parkway, NW, Marietta, Georgia. The facility commenced operations and initiated source plasma collection in December 2017, and is now FDA licensed to collect and enter into interstate commerce to sell and use the human source plasma for further manufacturing in the U.S.

Additionally, ADMA BioCenters has received FDA approval for a license supplement to collect whole blood from donors with a rare blood type to produce source plasma that contains high levels of Anti-D antibodies which is the basis for producing Rhoₒ (D) Immune Globulin (Anti-D Ig). Other plasma products manufacturers use this Anti-D high-titer plasma to make a hyperimmune globulin which is used to prevent and treat conditions associated with Rh negative blood type. Market prices for Anti-D plasma can be as much as two times that of normal source plasma.

“FDA approval of our third plasma collection facility is an important milestone that enables us to continue to internally supply a portion of our raw material, as well as collect other hyperimmune source plasma for the manufacturing of ADMA’s products in our Boca Raton, FL facility or for sale to other customers,” stated Adam Grossman, President and CEO of ADMA Biologics. “As a vertically-integrated plasma products manufacturer, operating raw-material source plasma collection facilities allows us to continue to leverage our know-how and potentially expand our ADMA BioCenters business in the future to meet our growing demands. I am pleased that we obtained approval of this facility and our license supplement well ahead of our expected timeline and we are grateful to our dedicated and knowledgeable staff for meeting this important milestone.”

Plasma can be used for the manufacture of a variety of live-saving and life-sustaining therapies. Plasma centers provide local economies with financial resources through employment opportunities and compensation to local residents for their generous plasma donations. At over 12,000 square feet, the new ADMA BioCenters facility is anticipated to support approximately 50 donor beds at peak capacity and is expected to employ up to 50 staff members. Plasma donors have an opportunity to potentially earn up to $400 per month or more by donating at an ADMA Bio Center. For information about plasma donation or to become a donor with ADMA BioCenters, please visit www.admabiocenters.com.

About ADMA BioCenters

ADMA BioCenters is a wholly-owned subsidiary of ADMA Biologics, which operates as a source plasma collection business. ADMA BioCenters currently holds FDA, German Health Authorities (GHA), and Korean Ministry of Food and Drug Safety (MFDS) licenses to operate as a source plasma collection organization for both U.S. based and foreign fractionators’ therapeutic plasma products manufacturing. A typical plasma collection center can collect between 30,000 to 50,000 liters of source plasma annually. Plasma collected from ADMA BioCenters' FDA approved facilities that is not used to manufacture ADMA’s products or development-stage candidates is sold to customers under an existing supply agreement or in the open “spot” market generating revenues for the Company.

About ADMA Biologics, Inc. (ADMA)
ADMA Biologics is a vertically integrated commercial biopharmaceutical company that manufactures, markets and develops specialty plasma-based biologics for the treatment of Primary Immune Deficiency Disease (“PIDD”) and the prevention and treatment of certain infectious diseases. ADMA's mission is to develop and commercialize plasma-derived, human immune globulins targeted to niche patient populations for the treatment and prevention of certain infectious diseases. The target patient populations include immune-compromised individuals who suffer from an underlying immune deficiency disease, or who may be immune-compromised for other medical reasons. ADMA has received U.S. Patents 9,107,906, 9,714,283, 9,815,886 and 9,969,793 related to certain aspects of its lead product candidate, RI-002. For more information, please visit www.admabiologics.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we“, “our” or the “Company”). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," “project,” "intend," “forecast,” "target,” ”anticipate,” “plan,” “planning,” “expect,” “believe,” “will," “is likely,” “will likely,” “should,” “could,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, but are not limited to, statements concerning our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products, the safety, efficacy and expected timing of, and our ability to, obtain and maintain regulatory approvals of our current products and product candidates, and the labeling or nature of any such approvals, the success of our work with our third party vendors and the U.S. Food and Drug Administration (the “FDA”) in furtherance of and progress towards an approval of our Biologics License Application for specialty plasma-based biologics and the ability of such third parties to respond adequately or in a timely manner to the issues raised by the FDA, our ability to successfully pursue commercialization and prelaunch activities, the timeframe within which we may receive approval from the FDA for specialty plasma-based biologics, if at all, the potential of our specialty plasma-based biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease or other indications and our ability to realize increased prices for plasma growth in the plasma collection industry. Actual events or results may differ materially from those described in this document due to a number of important factors. Current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

COMPANY CONTACT:

Brian Lenz

Executive Vice President and Chief Financial Officer |201-478-5552 | www.admabiologics.com

INVESTOR RELATIONS CONTACT:

Jeremy Feffer

Managing Director, LifeSci Advisors, LLC | 917-749-1494 |